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OPPENHEIMER QUEST OFFICERS VALUE FUND
Semiannual Report April 30, 1997



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OppenheimerFunds(SM)
THE RIGHT WAY TO INVEST


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

                                  Dear Shareholder,
   [photo]
Bridget A. Macaskill              So far, 1997 has brought the volatility we anticipated in the equity market. April saw a 9%
President                         decline, but it was followed by an even larger rebound. Despite this volatility, we remain
Oppenheimer                       optimistic about the rest of the year. On the one hand, the equity market is backed by solid
Quest Officer                     economic fundamentals that should continue for the near future. On the other hand, the ups and
Value Fund                        downs of the business cycle are a reality, and at some point, possibly this year, we expect that the economy will move into a phase of slower growth.
                                       On a positive note, the economy has been expanding slowly but steadily. Interest rates are still relatively low, despite the Federal Reserve's recent increase in short-term rates. Low interest rates translate into reduced borrowing rates for companies, which use these savings to improve productivity through new efficiency-enhancing technologies. Higher productivity translates into lower production costs, which in turn results in higher profits.
                                       In addition, inflation is at its lowest level in three decades. While it's true that an increase in interest rates often indicates an accelerating economy, the Federal Reserve has been quick to acknowledge that inflation and growth are under control. In fact, they've labeled the recent move as a "pre-emptive" act to keep inflation low and extend the economy's healthy growth cycle.
                                       Despite this good news, we are realistic about the future of the equity market. During 1996, most market gains came from a very select group of about 50-100 large-capitalization stocks. The broader market, including small- and mid-size companies, actually delivered mixed results for the past year. Many large-company stocks are becoming  overvalued, or expensive in price, and market buyers when they are no longer willing to pay high premiums for them. This may result in a correction, unless investors turn to the many small- and mid-cap stocks that are relatively undervalued. There is plenty of room for growth in these areas, and we expect to see these stocks participating in the market during 1997.
                                       In this uncertain period, selectivity will be our key to maintaining an effective portfolio.
                                  It will be important to base stock choices on the individual merits of companies, such as strong management, fundamental business policies, long-term future prospects and price. For you, the investor, maintaining a long-term investment horizon is essential. Short-term swings will inevitably occur, but the market's long-term trend has been to move higher and higher.
                                       Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST.
                                  We look forward to helping you reach your investment goals in the future.


                                  /s/Bridget A. Macaskill

                                  Bridget A. Macaskill



                                  May 21,1997

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                                  2  Oppenheimer Quest Officers Value Fund
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

JEFF WHITTINGTON*                 Q + A
Portfolio Manager
                                  An interview with your Fund's managers.

                                  HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

                                  Oppenheimer Quest Officers Value Fund encountered some difficulty over the period, which affected its performance.  Because this is a "non-diversified fund," a decline in one position can impact the entire portfolio.  This is especially true if the holding is one of the largest positions.
                                  For these reasons, the unexpected performance of LucasVarity, a company that we believe still maintains good business fundamentals, hindered the Fund's return.
                                  WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?
                                  In this Fund, we look for companies that have three basic traits.  First, the businesses we select must have a competitive advantage versus other companies within their industry, a benefit that will allow them to sustain a high return on invested capital. Second, we look for companies with strong management teams who are focused on working hard for the shareholders by implementing procedures that will improve stock prices, such as paying down debt, buying back stock and paying dividends. And third, we look for stocks that can be purchased at advantageous prices.
                                  WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?
                                  We are pleased to report that our strongest performer was also the Fund's largest holding. UCAR
                                  International, a basic materials firm, was able to generate large amounts of free cash flow due to overcapacity within the steel-processing industry. In addition, management allocated those assets wisely by paying back debt and recently announcing a share-repurchase program. Another strong performer was ACE Ltd., an insurance carrier that writes specialty lines of coverage, such as excess liability and catastrophic property reinsurance. They were able to keep expenses low by operating from Bermuda, a country with low overhead that has recently replaced London as the
                                  "hub" of the insurance industry.
                                       We were also pleased with the performance of H&R Block. In the past 20 years, H&R Block reported gains in all but one, and during the last six months, the company has once again proved itself a valuable asset to the Fund.(1)
                                   WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?
                                   Our holdings in LucasVarity, a British electrical-equipment conglomerate, underperformed during the period. This company is currently in the final stages of a merger, which has caused the stock's price to fall.  We remain confident that the combined company will be able to significantly increase profit margins. Also, two holdings in the oil- and gas-exploration industry showed disappointing returns as the price of natural gas fell during the period.
                                   WHAT IS YOUR OUTLOOK FOR THE FUND?
                                   We believe we have assembled a Fund with many strong companies. We think that choosing stocks of quality businesses that generate healthy free cash flows and are run by management interested in maximizing shareholder value is very important.  But particularly now, when it appears the market may see more volatility than it has in the past few years, these characteristics are even more attractive because they provide the Fund with a relatively stronger defensive position going forward.

                                   (1) The Fund's portfolio is subject to change.
                                   * The Fund's Sub-adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's adviser until 11/22/95.)

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                                  3  Oppenheimer Quest Officers Value Fund
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

                             STATEMENT OF INVESTMENTS April 30, 1997 (Unaudited)


                                                                                        FACE         MARKET VALUE
                                                                                        AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 23.1%
------------------------------------------------------------------------------------------------------------------
                             American Express Credit Corp., 5.42%, 5/7/97 (1)           $  350,000     $  349,684
                              ------------------------------------------------------------------------------------
                             Deere (John) Capital Corp., 5.45%, 5/2/97 (1)                 400,000        399,939
                             -------------------------------------------------------------------------------------
                             Federal Farm Credit Bank, 5.33%, 5/5/97 (1)                   155,000        154,908
                             -------------------------------------------------------------------------------------
                             Federal Farm Credit Bank, 5.36%, 5/16/97 (1)                  260,000        259,419
                             -------------------------------------------------------------------------------------
                             Ford Motor Credit Co., 5.49%, 5/29/97 (1)                     346,000        344,523
                             -------------------------------------------------------------------------------------
                             General Electric Capital Corp., 5.55%, 5/1/97 (1)             359,000        359,000
                                                                                                        ----------

                             Total Short-Term Notes (Cost $1,867,473)                                    1,867,473

                                                                                             SHARES
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 76.7%
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 9.1% Countrywide Credit Industries, Inc.                             13,500        366,187
                             -------------------------------------------------------------------------------------
                             H & R Block, Inc.                                               11,400        367,650
                                                                                                        ----------
                                                                                                           733,837

------------------------------------------------------------------------------------------------------------------
INSURANCE - 19.1%            ACE Ltd.                                                        13,000        780,000
                             -------------------------------------------------------------------------------------
                             EXEL Ltd.                                                        9,600        374,400
                             -------------------------------------------------------------------------------------
                             Mid Ocean Ltd.                                                   8,500        389,938
                                                                                                        ----------
                                                                                                         1,544,338
------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 9.3%         LucasVarity plc, ADR                                (2)         25,000        750,000
------------------------------------------------------------------------------------------------------------------
METALS - 9.5%
                             -------------------------------------------------------------------------------------
                             UCAR International, Inc.                            (2)         18,300        768,600
------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 9.7%        Chesapeake Energy Corp.                             (2)         25,500        385,687
                             ------------------------------------------------------------------------------------
                             Triton Energy Ltd.                                  (2)         10,900        400,575
                                                                                                        ----------
                                                                                                           786,262
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS
-TECHNOLOGY - 10.2%          WorldCom, Inc.                                                  34,500        828,000
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 9.8%        Canadian Pacific Ltd. (New)                                     32,500        792,188
                                                                                                        ----------


                             Total Common Stocks (Cost $5,883,831)                                       6,203,225
                              -------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS, AT VALUE (COST $7,751,304)                     99.8%     8,070,698
                              -------------------------------------------------------------------------------------
                             OTHER ASSETS NET OF LIABILITIES                                    0.2         16,336
                                                                                             ------     ----------
                             NET ASSETS                                                       100.0%    $8,087,034
                                                                                             ------     ----------
                                                                                             ------     ----------


                             (1)  Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
                             (2)  Non-income producing security.
                             See accompanying Notes to Financial Statements.


                             4  Oppenheimer Quest Officers Value Fund
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                             STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (Unaudited)


------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
ASSETS                       Investments, at value (cost $7,751,304) - see accompanying statement       $8,070,698
                             -------------------------------------------------------------------------------------
                             Cash                                                                           26,275
                             -------------------------------------------------------------------------------------
                             Receivables:
                             Investments sold                                                              84,868
                             Shares of beneficial interest sold                                             29,223
                             Dividends                                                                       3,200
                             -------------------------------------------------------------------------------------
                             Deferred organization costs - Note 1                                            3,757
                             -------------------------------------------------------------------------------------
                             Other                                                                           1,084
                                                                                                        ----------
                             Total assets                                                                8,219,105

                             -------------------------------------------------------------------------------------
LIABILITIES                  Payables and other liabilities:
                             Shares of beneficial interest redeemed                                         92,028
                             Shareholder reports                                                            22,540
                             Registration and filing fees                                                    8,095
                             Legal and auditing fees                                                         5,481
                             Transfer agent and accounting service fees                                        571
                             Other                                                                           3,356
                                                                                                        ----------
                             Total liabilities                                                             132,071

                             -------------------------------------------------------------------------------------
NET ASSETS                                                                                              $8,087,034
                                                                                                        ----------
                                                                                                        ----------

                             -------------------------------------------------------------------------------------
COMPOSITION OF               Par value of shares of beneficial interest                                     $6,941
                             -------------------------------------------------------------------------------------
NET ASSETS                   Additional paid-in capital                                                  8,822,266
                             -------------------------------------------------------------------------------------
                             Accumulated net investment loss                                               (14,073)
                             -------------------------------------------------------------------------------------
                             Accumulated net realized loss on investment transactions                   (1,047,494)
                             -------------------------------------------------------------------------------------
                             Net unrealized appreciation on investments - Note 3                           319,394
                                                                                                        ----------
                             Net assets - applicable to 694,058 shares of beneficial
                             interest outstanding                                                       $8,087,034
                                                                                                        ----------
                                                                                                        ----------

-------------------------------------------------------------------------------------------------------------------
                             NET ASSET VALUE,  REDEMPTION PRICE AND OFFERING PRICE PER SHARE                $11.65
                                                                                                        ----------
                                                                                                        ----------

                             See accompanying Notes to Financial Statements.

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                             5   Oppenheimer Quest Officers Value Fund
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

                             STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED April 30, 1997 (Unaudited)


---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME            Dividends (net of foreign withholding taxes of $996)                                         $46,656
                             ----------------------------------------------------------------------------------------------------
                             Interest                                                                                      26,346
                                                                                                                      -----------
                             Total income                                                                                  73,002

---------------------------------------------------------------------------------------------------------------------------------
EXPENSES                     Management fees - Note 4                                                                      32,681
                             ----------------------------------------------------------------------------------------------------
                             Shareholder reports                                                                           18,844
                             ----------------------------------------------------------------------------------------------------
                             Registration and filing fees                                                                  18,171
                             Legal and auditing fees                                                                        6,713
                             ----------------------------------------------------------------------------------------------------
                             Transfer agent and accounting service fees - Note 4                                            4,957
                             ----------------------------------------------------------------------------------------------------
                             Custodian fees and expenses                                                                    3,689
                             ----------------------------------------------------------------------------------------------------
                             Other                                                                                          2,990
                                                                                                                      -----------
                             Total expenses                                                                                88,045
                             Less expenses paid indirectly - Note 4                                                          (970)
                                                                                                                      -----------
                             Net expenses                                                                                  87,075

---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                       (14,073)

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND                 Net realized loss on investments                                                            (984,660)
                             ----------------------------------------------------------------------------------------------------
UNREALIZED LOSS              Net change in unrealized appreciation or depreciation on investments                        (545,470)
                                                                                                                      -----------
                             Net realized and unrealized loss                                                          (1,530,130)

---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  ($1,544,203)
                                                                                                                      -----------
                                                                                                                      -----------

                             ----------------------------------------------------------------------------------------------------
                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED             YEAR ENDED
                                                                                     APRIL 30, 1997            OCTOBER 31, 1996
                                                                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                   Net investment loss                                          ($14,073)                      ($29,058)
                             ----------------------------------------------------------------------------------------------------
                             Net realized gain (loss)                                     (984,660)                     1,103,769
                                                                                         ----------------------------------------
                             Net change in unrealized appreciation or depreciation        (545,470)                       570,237
                                                                                         ----------------------------------------
                             Net increase (decrease) in net assets resulting
                             from operations                                            (1,544,203)                     1,644,948

---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS  Dividends from net investment income                                --                      (84,879)
                             ----------------------------------------------------------------------------------------------------
TO SHAREHOLDERS              Distributions from net realized gain                       (1,104,047)                     (267,637)

---------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST          Net increase (decrease) in net assets resulting from
TRANSACTIONS                 beneficial interest transactions - Note 2                    (694,018)                     6,490,302

---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                   Total increase (decrease)                                  (3,342,268)                     7,782,734
                             ----------------------------------------------------------------------------------------------------
                             Beginning of period                                         11,429,302                     3,646,568
                                                                                         ----------------------------------------
                             End of period (including accumulated net investment
                             loss of $14,073 for 1997)                                   $8,087,034                   $11,429,302
                                                                                         ----------------------------------------
                                                                                         ----------------------------------------

                             See accompanying Notes to Financial Statements.

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                             6  Oppenheimer Quest Officers Value Fund
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FINANCIAL HIGHLIGHTS


                                            SIX MONTHS
                                            ENDED APRIL 30,         YEAR ENDED OCTOBER 31,
                                            1997 (UNAUDITED)        1996(2)        1995(1)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $15.26         $12.30        $10.00
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  (.02)          (.01)          .24
Net realized and unrealized gain                      (2.11)          4.06          2.10
------------------------------------------------------------------------------------------
Total income from investment operations               (2.13)          4.05          2.34
------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     --           (.26)          (.04)
Distributions from net realized gain                  (1.48)          (.83)            --
------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                       (1.48)         (1.09)          (.04)
------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.65         $15.26        $12.30
                                                    --------------------------------------
                                                    --------------------------------------

------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                  (14.76)%       35.17%         23.44%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $8,087        $11,429        $3,647
------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $9,977         $6,973        $2,873
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 (0.30)%(5)     (0.42)%(6)   2.44%(4)(5)
Expenses(7)                                            1.78%(5)       1.92%(6)    0.00%(4)
------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                            47.4%         137.4%         108.0%
Average brokerage commission rate(9)                $0.0547        $0.0501             --



(1) For the period from November 8, 1994 (commencement of operations) to October 31, 1995.
(2) On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.
(3) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4) During the period noted above, the former Manager voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net investment income to average daily net assets and the annualized ratio of net expenses to average daily net assets would have been 0.47% and 1.97%, respectively.
(5)  Annualized.
(6) The ratio of net investment income to average daily net assets and the ratio of net expenses to average net assets would have been (0.74)% and 2.24%, respectively, absent the voluntary reimbursement by both the former Manager and the current Manager.
(7) Beginning in fiscal 1997, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1997 were $4,379,835 and $7,477,839, respectively.
(9) Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.


          7   Oppenheimer Quest Officers Value Fund
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                        NOTES TO FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
1.  SIGNIFICANT         Oppenheimer Quest Officers Value Fund (the Fund), a
    ACCOUNTING POLICIES series of Oppenheimer Quest for Value Funds, is a non-diversified open-end management investment company
                        registered under the Investment Company Act of 1940, as
                        amended.  The Fund's investment objective is to seek
                        capital appreciation.  It is the intention of the
                        Fund to continue to invest in a non-diversified
                        portfolio of primarily equity securities believed to be
                        under valued in the market place.  The Fund's
                        investment adviser is OppenheimerFunds, Inc. (the
                        Manager).  The Fund is authorized to issue Class A,
                        Class B and Class C shares.  Initially, only shares of
                        Class A will be offered to officers, trustees and
                        employees of the Fund, the Manager and its affiliates,
                        their relatives or any trust, pension, profit sharing
                        or other benefit plan for any of them.  Class B and
                        Class C shares may be subject to a contingent deferred
                        sales charge.  All classes of shares have identical
                        rights to earnings, assets and voting privileges,
                        except that each class has its own distribution and/or
                        service plan, expenses directly attributable to a
                        particular class and exclusive voting rights with
                        respect to matters affecting a single class.  Class B
                        shares will automatically convert to Class A shares six
                        years after the date of purchase.  The following is a
                        summary of significant accounting policies consistently
                        followed by the Fund.
                        --------------------------------------------------------
                        INVESTMENT VALUATION.  Portfolio securities are valued
                        at the close of the New York Stock Exchange on each
                        trading day.  Listed and unlisted securities for which
                        such information is regularly reported are valued at
                        the last sale price of the day or, in the absence of
                        sales, at values based on the closing bid or the last
                        sale price on the prior trading day.  Long-term and
                        short-term "non-money market" debt securities are
                        valued by a portfolio pricing service approved by the
                        Board of Trustees.  Such securities which cannot be
                        valued by the approved portfolio pricing service are
                        valued using dealer-supplied valuations provided the
                        Manager is satisfied that the firm rendering the quotes
                        is reliable and that the quotes reflect current market
                        value, or are valued under consistently applied
                        procedures established by the Board of Trustees to
                        determine fair value in good faith.  Short-term "money
                        market type" debt securities having a remaining
                        maturity of 60 days or less are valued at cost (or last
                        determined market value) adjusted for amortization to
                        maturity of any premium or discount.
                        --------------------------------------------------------
                        FEDERAL TAXES.  The Fund intends to continue to comply
                        with provisions of the Internal Revenue Code applicable
                        to regulated investment companies and to distribute all
                        of its taxable income, including any net realized gain
                        on investments not offset by loss carryovers, to
                        shareholders.  Therefore, no federal income or excise
                        tax provision is required.
                        --------------------------------------------------------
                        ORGANIZATION COSTS. The former Manager advanced $7,600
                        for organization and start-up costs of the Fund.  Such
                        expenses are being amortized over a five year period
                        from the date operations commenced.
                        --------------------------------------------------------
                        DISTRIBUTIONS TO SHAREHOLDERS.  Dividends and
                        distributions to shareholders are recorded on the
                        ex-dividend date.
                        -------------------------------------------------------
                        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.  Net
                        investment income (loss) and net realized gain (loss)
                        may differ for financial statement and tax purposes.
                        The character of the distributions made during the year
                        from net investment income or net realized gains may
                        differ from their ultimate characterization for federal
                        income tax purposes.  Also, due to timing of dividend
                        distributions, the fiscal year in which amounts are
                        distributed may differ from the year that the income or
                        realized gain was recorded by the Fund.
                        -------------------------------------------------------
                        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
                        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                        8   Oppenheimer Quest Officers Value Fund

2.  SHARES OF BENEFICIAL
    INTEREST The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                  SIX MONTHS ENDED                           YEAR ENDED
                                  APRIL 30,  1997                            OCTOBER 31, 1996
                                  ------------------------------------       --------------------------
                                  SHARES            AMOUNT                SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------
Class A:
Sold                                   90,320          $ 1,212,145              538,510          $ 7,749,424
Dividends and distributions
reinvested                             85,095            1,083,250               27,528              337,769
Redeemed                             (230,142)          (2,989,413)            (113,652)          (1,596,891)
                                  ------------        -------------            --------          -----------
Net increase (decrease)               (54,727)        $   (694,018)             452,386          $ 6,490,302
                                  ------------        -------------            --------          -----------
                                  ------------        -------------            --------          -----------


--------------------------------------------------------------------------------
3.  UNREALIZED GAINS AND          At April 30, 1997, net unrealized
    LOSSES ON INVESTMENTS         appreciation on investments of $319,394 was
                                  composed of gross appreciation of $762,474,
                                  and gross depreciation of $443,080.
--------------------------------------------------------------------------------
4.  MANAGEMENT FEES AND OTHER     Management fees paid to the Manager were in
    TRANSACTIONS WITH AFFILIATES  accordance with the investment advisory agreement with the Fund.  Effective August 1,
                                  1996, the fee was voluntarily reduced from
                                  1.00% of average annual net assets to 0.60%
                                  of the first $4 million of average annual net
                                  assets and 0.70% of net assets in excess of
                                  $4 million.  The Manager acts as the
                                  accounting agent for the Fund at an annual
                                  fee of $6,000, plus out-of-pocket costs and
                                  expenses reasonably incurred.
                                       The Manager pays OpCap Advisors (the
                                  Sub-Adviser) based on the fee schedule set
                                  forth in the Prospectus.   The Sub-Adviser
                                  waived all fees under the agreement for the
                                  six months ended April 30, 1997.   On
                                  February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer
                                  Group, Inc. and its subsidiary Oppenheimer
                                  Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.
                                       For the six months ended April 30, 1997,
                                  commissions (sales charges paid by investors) on sales of Class A shares totaled $1,671, of which $1,594 was retained by OppenheimerFunds
                                  Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers.
                                       OppenheimerFunds Services (OFS), a
                                  division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies.
                                  The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April
                                  30, 1997,  the Fund paid OFS $2,120.
                                       Expenses paid indirectly represent a
                                  reduction of custodian fees for earnings on cash balances maintained by the Fund.
                                       Under a proposed Distribution and
                                  Service Plan for Class A shares (that was approved by the Board of Trustees at a meeting held February 4, 1997 and by the shareholders of the Fund at a meeting held
                                  May 6, 1997) OppenheimerFunds Distributor,
                                  Inc. (OFDI) is compensated for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. Effective
                                  8/1/96, OFDI has voluntarily waived all fees under this plan.


                                  9  Oppenheimer Quest Officers Value Fund

                        OPPENHEIMER QUEST OFFICERS VALUE FUND
                        A Series of Oppenheimer Quest for Value Funds

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OFFICERS AND TRUSTEES   Bridget A. Macaskill, Chairman of the Board of Trustees
                         and President
                        Paul Y. Clinton, Trustee
                        Thomas W. Courtney, Trustee
                        Lacy B. Herrmann, Trustee
                        George Loft, Trustee
                        Robert C. Doll, Jr., Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary
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INVESTMENT ADVISER      OppenheimerFunds, Inc.

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SUB-ADVISER             OpCap Advisors

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DISTRIBUTOR             OppenheimerFunds Distributor, Inc.

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TRANSFER AND            OppenheimerFunds Services
SHAREHOLDER SERVICING
AGENT

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CUSTODIAN OF PORTFOLIO  State Street Bank and Trust Company
SECURITIES

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INDEPENDENT             Price Waterhouse LLP
ACCOUNTANTS

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LEGAL COUNSEL           Gordon Altman Butowsky Weitzen Shalov & Wein


                        The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants.

                        This is a copy of a report to shareholders of Oppenheimer Quest Officers Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Officers Value Fund. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                        10   Oppenheimer Quest Officers Value Fund